Exhibit 10.1

FIRST LIEN INCREMENTAL AMENDMENT

This FIRST LIEN INCREMENTAL AMENDMENT (this “Amendment”), dated as of October 7, 2015, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc. (“Holdings”), the other Guarantors party hereto, the Lenders party hereto (the “Incremental Lenders”), Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”), and Jefferies Finance LLC, as Issuing Bank.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain First Lien Credit Agreement, dated as of November 3, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower has requested a Revolving Commitment Increase in an aggregate amount of $70,000,000;

WHEREAS, each Incremental Lender has agreed to provide Incremental Revolving Commitments in the amount set forth opposite such Incremental Lender’s name on Exhibit A attached hereto, and such Incremental Revolving Commitments shall be on terms and conditions identical to the Revolving Commitments made on the Closing Date (except as such terms and conditions are amended or modified by this Amendment); and

WHEREAS, Agent and the Incremental Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement (as amended hereby).

2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Borrower, Holdings, the Incremental Lenders and Agent hereby agree as follows:

a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Revolving Commitment” in its entirety to read as follows:

“Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Schedule 2.01 under the caption “Revolving Loan Commitment” or in the Assignment and Acceptance or Refinancing Amendment pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Acceptance, (ii) a Refinancing Amendment, (iii) an Extension Amendment or (iv) an Incremental Amendment. The aggregate principal amount of the Lenders’ Revolving Commitments on the Closing Date is $80,000,000. The aggregate principal amount of the Lenders’ Revolving Commitments on the First Incremental Amendment Date is $150,000,000.

b) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in correct alphabetical order:

“First Incremental Amendment Date” shall mean October 7, 2015.

c) Schedule 2.01 of the Credit Agreement is hereby amended by amending and restating the table under the heading “Revolving Loan Commitment” in its entirety to read as follows:

Lender	Commitment
Jefferies Finance LLC	$30,000,000.00
Jefferies Group LLC	$42,600,000.00
KKR Asset Management	$20,000,000.00
Bank of America, N.A.	$16,800,000.00
Goldman Sachs Bank USA	$12,600,000.00
Citibank, N.A.	$5,600,000.00
Credit Suisse AG, Cayman Islands Branch	$5,600,000.00
Morgan Stanley Senior Funding, Inc.	$5,600,000.00
Raymond James Bank, N.A.	$4,200,000.00
Royal Bank of Canada	$3,500,000.00
Stifel Financial Corp.	$3,500,000.00

Total:	$150,000,000.00

3. Revolving Loans. From and after the Effective Date (as defined below), the Incremental Revolving Commitments made pursuant to this Amendment shall for all purposes of the Loan Documents be deemed to be “Revolving Commitments.” From and after the Effective Date, any loans extended utilizing the Incremental Revolving Commitments made pursuant to this Amendment shall be designated as, and for all purposes of the Loan Documents shall be deemed to be, “Revolving Loans” and “Loans”. The Incremental Revolving Commitments (including any Revolving Loans extended utilizing the Incremental Revolving Commitments) shall have terms and provisions (and be subject to documentation) (including with respect to security interests and guarantees, but excluding upfront fees, original issue discount or similar fees) that are identical to those of the existing Revolving Commitments (including any Revolving Loans extended utilizing the existing Revolving Commitments) prior to giving effect to this Amendment.

4. Joinder. Each Incremental Lender acknowledges and agrees that, from and after the Effective Date, such Incremental Lender commits to provide its Incremental Revolving Commitment, as set forth on Exhibit A annexed hereto on the terms and subject to the conditions set forth herein, shall be a “Revolving Lender” and “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all the rights of a Lender thereunder.

5. Reallocation. On the Effective Date, each of the Revolving Lenders holding Revolving Commitments immediately prior to the Revolving Commitment Increase given effect pursuant to this Amendment is hereby deemed to assign to each of the Incremental Lenders pursuant to Section 10.04 of the Credit Agreement notwithstanding that no Assignment and Acceptance will be executed and delivered to the Agent, and each of the Incremental Lenders is hereby deemed to purchase from each of the Revolving Lenders holding Revolving Commitments immediately prior to such Revolving Commitment Increase, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans are held by the Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such Incremental Revolving Commitments to the Revolving Commitments.

6. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings, the Borrower and each Guarantor represents and warrants to the other parties hereto that the following statements are true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)):

a) each of the representations and warranties contained in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Effective Date (as defined below) with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, such representation and warranty is true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); and

b) as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

7. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Effective Date”):

a) the Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying that as of the Effective Date, (i) each of the representations and warranties made by the Loan Parties set forth in this Amendment, in Article 5 of the Credit Agreement and in all other Loan Documents shall be true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); (ii) no Default exists or would result from the incurrence of the Incremental Revolving Commitments contemplated by this Amendment and (iii) this Amendment is effected in accordance with the terms of Section 2.19 of the Credit Agreement;

b) Holdings and the Borrower shall have paid to the Agent (i) all applicable fees and other amounts due and payable on or prior to the Effective Date and (ii) all costs and expenses due and payable under Section 12 of this Amendment;

c) the Agent shall have received, on behalf of itself, the Collateral Agent and the Incremental Lenders, an opinion of (i) Ropes & Gray LLP, counsel for the Loan Parties, and (ii) each local counsel for the Loan Parties listed on Schedule 4.02(d) to the Credit Agreement, in each case, dated the Effective Date and addressed to the Agent, the Collateral Agent, each Issuing Bank and the Incremental Lenders substantially in the form previously provided to the Agent;

d) the Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a copy of the certificate or articles of incorporation or organization or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization or certificate of formation has not been amended since the Closing Date, (B) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (C) below (or that the by-laws or operating (or limited liability company) agreement of such Loan Party has not been amended or otherwise modified since the delivery of such documents on the Closing Date), (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Amendment and, in the case of the Borrower, the borrowings and/or incurrence of the Incremental Revolving Commitments hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

e) the Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, each other Guarantor, the Administrative Agent, the Collateral Agent, each Issuing Bank and the Incremental Lenders;

f) the Agent shall have received a Note executed by the Borrower in favor of each Incremental Lender that has requested a Note at least three Business Days in advance of the Effective Date;

g) the Agent shall have received a solvency certificate, substantially in the form set forth in Exhibit H to the Credit Agreement, from the chief financial officer or other officer with equivalent duties of Holdings, or in lieu thereof at the option of the Borrower, an opinion of a nationally recognized valuation firm as to the solvency (on a consolidated basis) of Holdings and its respective Subsidiaries as of the Effective Date

h) the Agent shall have received, at least three days prior to the Effective Date, all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least five days prior to the Effective Date; and

i) the Agent shall have received evidence reasonably satisfactory to it that (i) a Qualified IPO has been completed on or prior to October 31, 2015, (ii) the Loan Parties have received no less than $271,415,000 in gross cash proceeds therefrom and (iii) the Loan Parties have used all of the net proceeds of such Qualified IPO to prepay a portion of the Second Lien Term Loans, pay any call premium applicable thereto and to pay fees and expenses associated with such Qualified IPO.

8. Acknowledgement.

a) The Borrower and each Guarantor hereby confirm that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

b) The Borrower and each Guarantor acknowledge and agree that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

c) Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment (including the Incremental Revolving Commitments made by the Incremental Lenders) and acknowledges and agrees that the Incremental Lenders (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.

d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

e) The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes an Incremental Amendment contemplated by Section 2.19 of the Credit Agreement.

9. GOVERNING LAW AND WAIVER OF JURY TRIAL.

a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY

ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(B).

10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

11. Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

a) On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

b) Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

d) Each of Holdings, the Borrower and each other Guarantor hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent Holdings, the Borrower or such Guarantor, as applicable, is a party thereto. In addition, each of Holdings, the Borrower and each Guarantor hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each of Holdings, the Borrower and each other Guarantor further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower, the other Guarantors, each Issuing Bank and Incremental Lenders contemplated by this Amendment. Neither Holdings nor the Borrower nor any other Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

12. Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all Attorney Costs.

13. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

14. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.

15. Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC.,
as Borrower

By:	/s/ Michael T. Doyle
Name:	Michael T. Doyle
Title:	President and Chief Executive Officer

SP HOLDCO I, INC.,
as Holdings

By:	/s/ Michael T. Doyle
Name:	Michael T. Doyle
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

SUBSIDIARY GUARANTORS:

AMBULATORY RESOURCE CENTRES INVESTMENT COMPANY, LLC
AMBULATORY RESOURCE CENTRES OF WASHINGTON, INC.
AMBULATORY RESOURCE CENTRES OF WILMINGTON, INC.
ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.
APS OF BRADENTON, LLC
APS OF MERRITT ISLAND, LLC
ARC DEVELOPMENT CORPORATION
ARC FINANCIAL SERVICES CORPORATION
ASC OF NEW ALBANY, LLC
AUSTIN SURGICAL HOLDINGS, LLC
BUSINESS IT SOLUTIONS OF TAMPA, INC.
LOGAN LABORATORIES, LLC
LUBBOCK SURGICENTER, INC.
MEDICAL BILLING SOLUTIONS, LLC
MIDWEST UNCUTS, INC.
NEOSPINE SURGERY OF PUYALLUP, LLC
NEOSPINE SURGERY, LLC
NOVAMED ACQUISITION COMPANY, INC.
NOVAMED ALLIANCE, INC.
NOVAMED MANAGEMENT OF KANSAS CITY, INC.
NOVAMED MANAGEMENT SERVICES, LLC
NOVAMED OF BETHLEHEM, INC.
NOVAMED OF DALLAS, INC.
NOVAMED OF LEBANON, INC.
NOVAMED OF SAN ANTONIO, INC.
NOVAMED OF TEXAS, INC.

By:	/s/ Teresa F. Sparks
Name:	Teresa F. Sparks
Title:	Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

NOVAMED OF WISCONSIN, INC.
NOVAMED, INC.
PATIENT EDUCATION CONCEPTS INC.
PHYSICIANS SURGICAL CARE, INC.
PSC DEVELOPMENT COMPANY, LLC
PSC OPERATING COMPANY, LLC
REHABILITATION MEDICAL GROUP, INC.
SAINT THOMAS COMPOUNDING LLC
SARASOTA ANESTHESIA SERVICES, LLC
SARC/ASHEVILLE, INC.
SARC/CIRCLEVILLE, INC.
SARC/FT. MYERS, INC.
SARC/GEORGIA, INC.
SARC/JACKSONVILLE, INC.
SARC/KENT, LLC
SARC/LARGO ENDOSCOPY, INC.
SARC/LARGO, INC.
SARC/PROVIDENCE, LLC
SARC/ST. CHARLES, INC.
SARC/VINCENNES, INC.
SMBI DOCS, LLC
SMBI GREAT FALLS, LLC
SMBI HAVERTOWN, LLC
SMBI IDAHO, LLC
SMBI JACKSON, LLC
SMBI LHH, LLC
SMBI PORTSMOUTH, LLC
SMBI STLWSC, LLC
SMBIMS BIRMINGHAM, INC.
SMBIMS DURANGO, LLC
SMBIMS FLORIDA I, LLC

By:	/s/ Teresa F. Sparks
Name:	Teresa F. Sparks
Title:	Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

SMBIMS GREENVILLE, LLC
SMBIMS KIRKWOOD, LLC
SMBIMS ORANGE CITY, LLC
SMBIMS STEUBENVILLE, INC.
SMBIMS WICHITA, LLC
SMBISS BEVERLY HILLS, LLC
SMBISS CHESTERFIELD, LLC
SMBISS ENCINO, LLC
SMBISS IRVINE, LLC
SMBISS THOUSAND OAKS, LLC
SURGERY PARTNERS ACQUISITION COMPANY, INC.
SURGERY PARTNERS OF CORAL GABLES, LLC
SURGERY PARTNERS OF LAKE MARY, LLC
SURGERY PARTNERS OF LAKE WORTH, LLC
SURGERY PARTNERS OF MERRITT ISLAND, LLC
SURGERY PARTNERS OF MILLENIA, LLC
SURGERY PARTNERS OF NEW TAMPA, LLC
SURGERY PARTNERS OF PARK PLACE, LLC
SURGERY PARTNERS OF SARASOTA, LLC
SURGERY PARTNERS OF SUNCOAST, LLC
SURGERY PARTNERS OF WEST KENDALL, L.L.C.
SURGERY PARTNERS OF WESTCHASE, LLC
SURGERY PARTNERS, LLC
SYMBION AMBULATORY RESOURCE CENTRES, INC.
SYMBION ANESTHESIA SERVICES, LLC
SYMBION HOLDINGS CORPORATION
SYMBION, INC.
By:	/s/ Teresa F. Sparks
Name:	Teresa F. Sparks
Title:	Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

SYMBIONARC MANAGEMENT SERVICES, INC.
TAMPA PAIN RELIEF CENTER, INC.
TEXARKANA SURGERY CENTER GP, INC.
UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC
UNIPHY HEALTHCARE OF MAINE I, INC.
VASC, INC.
VILLAGE SURGICENTER, INC.
By:	/s/ Teresa F. Sparks
Name:	Teresa F. Sparks
Title:	Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent
By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

JEFFERIES FINANCE LLC,
as Issuing Bank
By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

JEFFERIES GROUP, LLC,
as an Incremental Lender

By:	/s/ Mark Sahler
	Name:	Mark Sahler
	Title:	Managing Director

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

BANK OF AMERICA, N.A.,
as an Incremental Lender

By:	/s/ Justin Smiley
	Name:	Justin Smiley
	Title:	Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

GOLDMAN SACHS BANK USA,
as an Incremental Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

Citibank, N.A.,
as an Incremental Lender

By:	/s/ Brian Rolli
	Name:	Brian Rolli
	Title:	Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

CREDIT SUISSE AG, Cayman Islands Branch,
as an Incremental Lender
By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory
By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

Morgan Stanley Senior Funding, Inc.,
as an Incremental Lender
By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

RAYMOND JAMES BANK, N.A.,
as an Incremental Lender
By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

Royal Bank of Canada,
as an Incremental Lender

By:	/s/ Steven T. Bachman
	Name:	Steven T. Bachman
	Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

Stifel Financial Corp.,
as an Incremental Lender

By:	/s/ Jeffrey M. Jones
	Name:	Jeffrey M. Jones
	Title:	Managing Director

[SIGNATURE PAGE TO INCREMENTAL AMENDMENT]

Exhibit A

Lender	Commitment
Jefferies Group LLC	$12,600,000.00
Bank of America, N.A.	$16,800,000.00
Goldman Sachs Bank USA	$12,600,000.00
Citibank, N.A.	$5,600,000.00
Credit Suisse AG, Cayman Islands Branch	$5,600,000.00
Morgan Stanley Senior Funding, Inc.	$5,600,000.00
Raymond James Bank, N.A.	$4,200,000.00
Royal Bank of Canada	$3,500,000.00
Stifel Financial Corp.	$3,500,000.00

Total:	$70,000,000.00